702 King Farm Blvd., Suite 200

Rockville, Maryland 20850

RYDEX SERIES FUNDS

Multi-Hedge Strategies Fund

Supplement dated September 29, 2023 to the currently effective Class A, Class C and Institutional Class Shares Summary Prospectus and Class P Shares Summary Prospectus (each, a "Summary Prospectus" and together, the "Summary Prospectuses") for the Multi-Hedge Strategies Fund.

This supplement provides new and additional information beyond that contained in the Summary Prospectuses and should be read in conjunction with the Summary Prospectuses.

Effective immediately, Mr. John Marchelya is added to the portfolio management team for the Multi- Hedge Strategies Fund (the "Fund"). Mr. Marchelya joins Messrs. Michael P. Byrum and Adrian Bachman as a portfolio manager of the Fund. Therefore, effective immediately, the following information for Mr. Marchelya is added under the heading "Portfolio Managers" in each Summary Prospectus.

•Mr. John Marchelya, Ph.D., Director and Senior Research Analyst. Mr. Marchelya has been associated with the Advisor since 2011.

Please retain this supplement for future reference.

MHF-SUP-0923x0524